UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 21, 2014

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd.

Richardson, Texas 75080

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(972) 497-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective November 21, 2014, Lennox Industries Inc. (“Lennox”), LPAC Corp. (“LPAC”), Allied Air Enterprises LLC (“Allied Air”) and Heatcraft Refrigeration Products LLC (“Heatcraft”), all wholly-owned subsidiaries of Lennox International Inc. (the “Company”), entered into an omnibus amendment (“the Amendment “) to the Amended and Restated Receivables Purchase Agreement, initially dated as of November 18, 2011 (as amended and restated, the “Receivables Agreement”), with Victory Receivables Corporation, as Purchaser, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent, a Liquidity Bank and the BTMU Purchaser Agent, and PNC Bank, National Association, as a Liquidity Bank and the PNC Purchaser Agent and to the Second Amended and Restated Purchase and Sale Agreement, dated as of November 18, 2011 (as amended and restated, the “Purchase and Sale Agreement”), among Lennox, Allied Air, Heatcraft and LPAC.

Pursuant to the Amendment, the purchase limit under the Receivables Agreement was changed to increase the purchase limit in some periods from $160,000,000 to $180,000,000 or $180,000,000 to $220,000,000, the term of the Receivables Agreement was extended to November 13, 2015 and additional compliance representations and covenants were added to the Receivables Agreement and the Purchase and Sale Agreement.

The foregoing summary of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the text of Amendment, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Omnibus Amendment No. 3 to Amended and Restated Receivables Purchase Agreement among LPAC Corp., as the Seller, Lennox Industries Inc., as the Master Servicer, Victory Receivables Corporation, as Purchaser, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent, a Liquidity Bank and the BTMU Purchaser Agent, and PNC Bank, National Association, as a Liquidity Bank and the PNC Purchaser Agent and Amendment No. 1 to Second Amended and Restated Purchase and Sale Agreement among Lennox Industries Inc., Allied Air Enterprises LLC, Heatcraft Refrigeration Products LLC and LPAC Corp., effective as of November 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

By:	/s/ James Markey
Name:	James Markey
Title:	Assistant Secretary
Date: November 24, 2014

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